COMMERCIAL LEASE


           THIS LEASE, MADE AND ENTERED INTO, THIS 1st DAY OF January 1994, BY AND BETWEEN
                 Koplar Properties Inc., a Missouri corporation
PARTIES    HEREINAFTER CALLED LESSOR, AND

                 Koplar Communications, Inc., a Missouri corporation
            HEREINAFTER CALLED LESSEE,
                 WITNESSETH, THAT THE SAID LESSOR FOR AND IN CONSIDERATION OF THE RENTS, COVENANTS AND AGREEMENTS HEREINAFTER MENTIONED AND HEREBY AGREED TO BE PAID, KEPT AND PERFORMED BY SAID LESSEE, OR LESSEES, SUCCESSORS AND ASSIGNS, HAS LEASED AND BY THESE PRESENTS DOES LEASE TO SAID LESSEE THE FOLLOWING DESCRIBED PREMISES, SITUATED IN THE
                  City OF St. Louis STATE OF MISSOURI, TO-WIT:

                 The portion of the roof of the premises located at 26 Maryland Plaza on which now stands an antenna and receiving dish and related equipment, plus the space within ten feet on all sides.

PREMISES


USE OF           TO HAVE AND TO HOLD THE SAME, SUBJECT TO THE CONDITIONS HEREIN
PREMISES  CONTAINED, AND FOR NO OTHER PURPOSES OF BUSINESS THAN THAT OF
                 Placement and use of an antenna and receiving and related equipment

TERM AND   FOR AND DURING THE TERM OF ten years COMMENCING ON THE first day
RENTAL     of January 1994 AND ENDING ON THE thirty-first day of December
           2004    AT    THE    YEARLY    RENTAL    OF    Ninety-Six    Thousand
           -------------DOLLARS,   PAYABLE  IN   ADVANCE   IN  EQUAL   quarterly
           INSTALLMENTS OF Twenty-Four Thousand ($24,000) DOLLARS

           Quarterly payments are due on Jan 1, Apr 1, July 1 and Oct 1. Lessor shall have the right to cancel this lease at any time after one year upon thirty days notice to Lessee.

             At Option of Lessor, this lease may be extended for an additional three years by Lessor giving additional notice to Lessee at least sixty days prior to the end of the initial term.

                 This lease is not  assignable,  nor shall said  premises or any part thereof be sublet,  used  or  permitted  to  be  used  for any purpose other than above set forth without  the  written consent of the  Lessor  endorsed  hereon; and if this lease is assigned or the
ASSIGNMENT   premises of  any  part  thereof  sublet without the written consent
OR           of  the  Lessor,  or if the Lessee  shall  become the  subject of a
SUB-LETTING  court proceeding  in  bankruptcy  or  liquidating  receivership  or shall  make  an assignment for the benefit of creditors, this lease may by such fact or unauthorized act be canceled  at the  option of the Lessor.  Any  assignment  of  this  lease or subletting of said premises or any part thereof with the written consent of the Lessor shall  not  operate  to  release  the  Lessee  from the fulfillment
             on   Lessee's   part   of   the  covenants  and  agreements  herein
             contained to be by said Lessee performed, nor authorize any subsequent assignment of subletting without the written consent of the Lessor.

REPAIRS      All repairs and alterations deemed necessary by Lessee
AND          shall be made by said  Lessee at  Lessee's  cost and expense  with
ALTERATIONS  the  consent of Lessor; and all repairs and alterations so made shall remain as a part of the realty; all plate and other glass now in said demised premises is at the risk of said Lessee, and if broken, is to be replaced by and at the expense of said Lessee.

                 The Lessee agrees to keep said premises in good order and repair and free from any nuisance or filth upon or adjacent thereto, and not to use or permit the use of the same or any part thereof f or any purpose forbidden by law or ordinance now in force or hereafter enacted in respect to the use or occupancy of said premises. The Lessor or legal representatives may, at all reasonable hours, enter upon said premises for the purpose of examining the condition thereof and making such repairs as Lessor may see fit to make.
                 If the cost of insurance to said Lessor on said premises shall be increased by reason of the occupancy and use of said demised premises by said Lessee or other person under said Lessee, all such increase over the existing rate shall be paid by said Lessee to said Lessor on demand. The Lessee agrees to pay double rent for each day the Lessee, or any one holding under the Lessee, shall retain the demised premises after the termination of this lease, whether by limitation or forfeiture.

DAMAGE TO        Lessor  shall not be liable to said Lessee or any other  person
TENANTS'   or corporation, including  employees, for any damage to their  person
PROPERTY or property caused by water, rain, snow, frost, fire, storm and accidents, or by breakage, stoppage or leakage of water, gas, heating and sewer pipes or plumbing, upon, about or adjacent to said premises.
                 The  destruction  of said  building or premises by fire, or the elements, or such material injury thereto as to render said premises unquestionably untenantable for ___ days, shall at the option of said Lessor or Lessee produce and work a termination of this lease.
                 If the  Lessor  and  Lessee  cannot  agree as to  whether  said building or premises are unquestionably untenantable for ___ days, the fact shall be determined by arbitration; the Lessor and the Lessee shall each choose an arbitrator within five days after either has notified the other in writing of such damage, the two so chosen, before entering on the discharge of their duties, shall elect a third, and the decision of any two of such arbitrators shall be conclusive and binding upon both parties hereto.
                 If it is determined by  arbitration,  or agreement  between the
           Lessor and the Lessee, that said building is not unquestionably untenantable for days, then said Lessor must restore said building at Lessor's own expense, with all reasonable speed and promptness, and in such case a just and proportionate part of said rental shall be abated until said premises have been restored.
                 Failure  on the part of the  Lessee to pay any  installment  of rent or increase in insurance rate promptly as above set out, as and when the same becomes due and payable, or failure of the Lessee promptly and faithfully to keep and perform each and every covenant, agreement and stipulation herein on the part of the Lessee to be kept and performed, shall at the option of the Lessor cause the forfeiture of this lease.
                 Possession of the within demised premises and all additions and permanent improvements thereof shall be delivered to Lessor upon ten days' written notice that Lessor has exercised said option, and thereupon Lessor shall be entitled to and may take immediate possession of the demised premises, any other notice or demand being hereby waived.
                 Any and all  notices to be served by the Lessor upon the Lessee for any breach of covenant of this lease, or otherwise, shall be served upon the Lessee in person, or left with anyone in charge of the premises, or posted upon some conspicuous part of said premises.

                 Said Lessee will quit and deliver up the possession of said premises to the Lessor or Lessor's heirs, successors, agents or assigns, when this lease terminates by limitation or forfeiture, with all window glass replaced, if broken, and with all keys, locks, bolts, plumbing fixtures, elevator, sprinkler, boiler and heating appliances in as good order and condition as the same are now, or may
RE-ENTRY hereafter be made by repair in compliance with all the covenants of this lease, save only the wear thereof from reasonable and careful use.
                 But it is hereby understood, and Lessee hereby covenants with the Lessor, that such forfeiture, annulment or voidance shall not relieve the Lessee from the obligation of the Lessee to make the monthly payments of rent herein before reserved, at the times and in the manner aforesaid; and in case of any such default of the Lessee, the Lessor may re-let the said premises as the agent for and in the name of the Lessee. at any rental readily obtainable, applying the proceeds and avails thereof, first, to the payment of such expense as the Lessor may be put to in re-entering, and then to the payment of said rent as the same may from time to time become due, and toward the fulfillment of the other covenants and agreements of the Lessee herein contained, and the balance, if any, shall be paid to the Lessee; and the Lessee hereby covenants and agrees that if the Lessor shall recover or take possession of said premises as aforesaid, and be unable to re-let and rent the same so as to realize a sum equal to the rent hereby reserved, the Lessee shall and will pay to the Lessor any and all loss of difference of rent for the residue of the term. The Lessee hereby gives to the Lessor the right to place and maintain its usual "for rent" signs upon the demised premises, in the place that the same are usually displayed on property similar to that herein demised or the last thirty days of this lease.

                 Lessee shall have an easement of access through the premises of 26 Maryland Plaza to the roof of the premises for purposes of maintenance and repair of the antenna, receive disk and related equipment.

                 Lessee shall pay the entire cost of electricity for 26 Maryland Plaza. In the event a part or all of the building is occupied by other persons or entities, the parties will mutually agree on the portio not the electric bill to be paid by Lessee.

                 No  waiver  of  any  forfeiture,   by  acceptance  of  rent  or
No         otherwise,  shall waive any subsequent cause of forfeiture, or breach
Construc-  of any  condition of this lease;  nor shall any consent by the Lessor
tive       to any  assignment  or  subletting  of  said  premises,  or any  part
Waiver thereof, be held to waive or release any assignee or sub-lessee from any of the foregoing conditions or covenants as against him or them; but every such assignee and sub-lessee shall be expressly subject thereto.
                 Whenever the word "Lessor" is used herein it shall be construed to include the heirs executors, administrators, successors, assigns or legal representatives of the Lessor; and the word "Lessee" shall include the heirs, executors, administrators, successors, assigns or legal representatives of the Lessor; and the word "Lessee" shall include the heirs, executors, administrators, successors, assigns or legal representatives of the Lessee and the words Lessor and Lessee shall include single and plural, individual or corporation, subject always to the restrictions herein contained, as to subletting or assignment of this lease.
                 IN WITNESS WHEREOF, the said parties aforesaid have duly executed the foregoing instrument or caused the same to executed the day and year first above written.

                                         KOPLAR PROPERTIES INC.






                                         BY: /s/Edward J. Koplar
                                             ------------------------------
                                                                    Lessor




                                         KOPLAR COMMUNICATIONS INC.






                                         BY: /s/Edward J. Koplar
                                             -----------------------------
                                                                    Lessee